Exhibit 10.8.

                            NON-EMPLOYEE DIRECTOR
                       STOCK OPTION PURCHASE AGREEMENT


      Agreement entered into this ______ day of ___________, 1997, by and between Interwest Home Medical, Inc., a Utah corporation (the "Company") and Jerald L. Nelson, a non-employee member of the Company's Board of Directors ("Nelson").

                                   RECITALS

      The Company's business plan calls for it to expand its operations through the acquisition of other companies engaged in similar businesses. The material nature of these acquisitions limit the periods in which the Company's Board of Directors may purchase or sale shares of the Company's common stock.

      The Company has primarily funded its acquisitions with cash obtained from its working capital, through lines of credit and through the sale of its securities. The Company requires additional working capital and additional funds for future acquisitions.

      In November 1996, the Company entered into a "Letter Agreement for a Stock Purchase Option" with a group of non-affiliates for the purpose of raising additional capital through the sale of shares of the Company's common stock. The Company desires to offer its non-employee Directors an opportunity to purchase shares of common stock on terms and conditions which are similar to those provided in such Letter Agreement.

      The Company believes that it is in the best interest of the Company and its public shareholders if the Company's Directors own shares of the Company's common stock purchased with their own funds.

      The Company believes that by entering into this Agreement, and similar agreements with other non-employee Directors, it can reward, retain and motivate its Directors and provide a mechanism by which the Company may obtain additional capital without significant capital raising expenses.

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency are hereby acknowledged, the parties agree as follows:

                                   AGREEMENT

      1. First Stock Option, Upon the terms and conditions of this Section 1, the Company shall grant Nelson the right to purchase shares of the Company's common stock (the "First Stock Option"). The First Stock Option shall terminate and shall be of no force or effect unless Nelson pays to the Company a non-refundable option fee of One Thousand Dollars ($1,000) (the "First Option Fee") within thirty (30) days from the Effective Date (as defined below) . Any part of the First Option not purchased within thirty (30) days from the Effective Date, shall expire.

             1.1 If Nelson pays the First Option Fee to the Company within thirty (30) days from the Effective Date, the Company shall grant him the right to purchase 8,250 shares of the Company's common stock ("Shares") as adjusted for all stock splits or stock dividends from and after the date hereof, if any, (hereinafter referred to as the "First Option Shares").

             1.2 The First Stock Option shall be exercisable by Nelson for a period of one hundred ninety (190) days from the Effective Date if Nelson has paid the First Option Fee.

             1.3 The total purchase price for all of the First Option Shares shall be Thirty Five Thousand Three Hundred Ten Dollars ($35,310) (the "First Exercise Price"). The per share purchase price for each of the First Option Shares is Four and 28/100 Dollars ($4.28). The First Option Fee shall be credited to the First Exercise Price. The First Option Fee is non-refundable.

             1.4 If all or any part of the First Option Shares are purchased within ninety (90) days of the Effective Date, each Share purchased shall entitle Nelson to the simultaneous issuance by the Company of warrants ("Warrants") to purchase one Share (i.e., a maximum total of an additional Eight Thousand Two Hundred and Fifty (8,250) Shares), as adjusted for all stock splits or stock dividends from and after the date hereof, if any. The Warrants shall be for a term of three years commencing on the date of the payment of the First
Option Fee and shall be exercisable at a price of Four and 28/100 Dollars ($4.28) per Share if exercised during the first Warrant year, Four and 75/100 Dollars ($4.75) per Share if exercised during the second Warrant year and Five and 25/100 Dollars ($5.25) per Share if exercised during the third Warrant year. The Warrants shall be in the form of and have such benefits and restrictions as set forth in Exhibit "A" attached hereto.

             1.5 The First Option Shares shall have certain restrictions as further set forth herein.

      2. Second Stock Option. Upon the terms and conditions of this Section 2, the Company shall grant Nelson the right to purchase shares of the Company's common stock (the "Second Stock Option"). The Second Stock Option shall terminate and shall be of no force or effect unless Nelson pays to the Company a non-refundable option fee of One Thousand Dollars ($1,000) (the "Second Option Fee"), within one hundred twenty (120) days from the Effective Date.

             2.1. If Nelson pays the Second Option Fee to the Company, the Company shall grant him the right to purchase 8,250 Shares, as adjusted for all stock splits or stock dividends from and after the date hereof, if any, (hereinafter referred to as the "Second Option Shares").

             2.2 The Second Stock Option shall be exercisable by Nelson for a period of one hundred thirty five (135) days commencing on the date of the payment of the Second Option Fee by Nelson.

             2.3 The total purchase price for all of the Second Option Shares shall be Thirty Nine Thousand Four Hundred Thirty Five Dollars ($39,435) (the "Second Exercise Price"). The per share purchase price for each of the Second Option Shares is Four and 78/100 Dollars ($4.78). The Second Option Fee shall be credited to the Second Exercise Price. The Second Option Fee is non-refundable.

             2.4 If all or any part of the Second Option Shares are purchased within ninety (90) days from the payment of the Second Option Fee, each Share purchased shall entitle Nelson to the simultaneous issuance by the Company of Warrants to purchase one Share (i.e., a maximum total of an additional Eight Thousand Two Hundred and Fifty (8,250) Shares), as adjusted for all stock splits or stock dividends from and after the date hereof, if any. The Warrants shall be for a term of three years commencing on the date of the payment of the Second Option Fee and shall be exercisable at a price of Four and 78/100 Dollars ($4.78) per Share if exercised during the first Warrant year, Five and 25/100 Dollars ($5.25) per Share if exercised during the second Warrant year and Five and 75/100 Dollars ($5.75) per Share if exercised during the third Warrant year. The Warrants shall be in the form of and have such benefits and restrictions as set forth in Exhibit "A" attached hereto.

             2.5 The Second Option Shares shall have certain restrictions as further set forth herein.

      3. Third Stock Option. Upon the terms and conditions of this Section 3, the Company shall grant Nelson the right to purchase Shares of the Company's common stock (the "Third Stock Option"). The Third Stock Option shall terminate and shall be of no force or effect unless Nelson pays to the Company a non-refundable option fee of One Thousand Dollars ($1,000) (the "Second Option Fee"), within two hundred ten (210) days from the Effective Date.

             3.1 If Nelson pays the Third Option Fee to the Company, the Company shall grant him the right to purchase 8,250 Shares as adjusted for all stock splits or stock dividends from and after the date hereof, if any, (hereinafter referred to as the "Third Option Shares").

             3.2 The Third Stock Option shall be exercisable by Nelson for a period of one hundred thirty five (135) days commencing on the date of the payment of the Third Option Fee by Nelson.

             3.3 . The total purchase price for all the Third Option Shares shall be Forty Five Thousand Three Hundred Seventy Five Dollars ($45,375) (the "Third Exercise Price"). The per share purchase price for each of the Third Option Shares is Five and 50/100 Dollars ($5.50). The Third Option Fee shall be credited to the Third Exercise Price. The Third Option Fee is non-refundable.

             3.4 If all or any part of the Third Option Shares are purchased within ninety (90)days of the payment of the Third Option Fee, each Share purchased shall entitle Nelson to the simultaneous issuance by the Company of Warrants to purchase one Share (i.e., a maximum total of an additional Eight Thousand Two Hundred Fifty (8,250) Shares), as adjusted for all stock splits or stock dividends from and after the date hereof, if any. The Warrants shall be for a term of three years commencing on the date of the payment of the Third
Option Fee and shall be exercisable at a price of Five and 50/100 Dollars ($5.50) per Share if exercised during the first Warrant year, Six Dollars ($6.00) per Share if exercised during the second Warrant year and Six and 50/100 Dollars ($6.50) per Share if exercised during the third Warrant year. The Warrants shall be in the form of and have such benefits and restrictions as set forth in Exhibit "A" attached hereto.

             3.5 The Third Option Shares shall have certain restrictions as further set forth herein.

      4 Fourth Stock Option. Upon the terms and conditions of this Section 4, the Company shall grant Nelson the right to purchase shares of the Company's common stock (the "Fourth Stock Option"). The Fourth Stock Option shall terminate and shall be of no force or effect unless Nelson pays to the Company a non-refundable option fee of One Thousand Dollars ($1,000) (the "Fourth Option Fee") within three hundred (300) days from the Effective Date.

             4.1. If Nelson pays the Fourth Option Fee to the Company, the Company shall grant him the right to purchase 8,250 Shares as adjusted for all stock splits or stock dividends from and after the date hereof, if any, (hereinafter referred to as the "Fourth Option Shares").

             4.2 The Fourth Stock Option shall be exercisable for a period of one hundred thirty five (135) days commencing on the date of the payment of the Fourth Option Fee.

             4.3 The total purchase price for all of the Fourth Option Shares shall be Forty Nine Thousand Five Hundred Dollars ($49,500) (the "Fourth Exercise Price"). The per Share purchase price for the Fourth Option Shares is Six and no/100 Dollars ($6.00). The Fourth Option Fee shall be credited to the Fourth Exercise Price. The Fourth Option Fee is non-refundable.

             4.4 If all or any part of the Fourth Option Shares are purchased within ninety (90) days of the payment of the Fourth Option Fee, each Share purchased shall entitle Nelson to the simultaneous issuance by the Company of Warrants to purchase one share (i.e., a maximum total of an additional Eight Thousand Two Hundred Fifty (8,250)Eight Thousand Two Hundred Fifty (8,250 Shares), as adjusted for all stock splits or stock dividends from and after the date hereof, if any. The Warrants shall be for a term of three years commencing on the date of the payment of the Fourth Option Fee and shall be exercisable at a price of Six Dollars ($6.00) per Share if exercised during the first Warrant year, Six and 50/100 Dollars ($6.50) per Share if exercised during the second Warrant year and Seven Dollars ($7.00) per Share if exercised during the third Warrant year. The Warrants shall be in the form of and have such benefits and restrictions as set forth in Exhibit "A" attached hereto.

             4.5 The Fourth Option Shares shall have certain restrictions as further set forth herein.

      5. Rule 144 Restrictions, The First Option Shares, the Second Option Shares, the Third Option Shares, and the Fourth Option Shares (collectively the "Option Shares") and shares purchased by the exercise of Warrants, if any, shall be "restricted securities" as such term is defined in Rule 144 ("Rule 144") promulgated under the Securities Act of 1933, as amended, ("The Securities Act") and the certificates representing such securities shall bear a legend as follows:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR THE SECURITIES LAW OF ANY STATE. NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND THE LAWS OF SUCH STATES UNDER WHOSE LAWS A TRANSFER OF SECURITIES WOULD BE SUBJECT TO A REGISTRATION REQUIREMENT, UNLESS THE COMPANY AND ITS COUNSEL HAVE RECEIVED A SATISFACTORY OPINION OF COUNSEL THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE ACT OR THE SECURITIES LAWS OF SUCH STATES."

      6. Registration Rights, The Shares purchased by Nelson upon the exercise of the Options or the exercise of Warrants shall have the registration rights provided for in this Section 6. The Company has, and will, grant similar registration rights to other persons. Any and all shares purchased upon the exercise of the Options or Warrants by Nelson or by other persons under other agreements, are hereafter referred to as the "Registrable Stock" and the record owners of such Registrable Stock are hereafter referred to as the "Holders".

            6.1 Right to Piggyback, Whenever the Company proposes to register any of its securities under the Securities Act and the registration form to be used may be used for the registration of any of the Registrable Stock in connection with the resale thereof by the Holders (a "Piggyback Registration"), the Company will (i) give no less than fifteen (15) days prior written notice to all Holders of its intention to effect such a registration (the "Registration Notice"), and (ii) include in such registration all Registrable Stock issued prior to the date fifteen (15) days following the date of the Registration Notice in accordance with the priorities set forth in Sections 6.3 and 6.4 below. The obligations of the Company to register a particular share of Registrable Stock shall expire on the date which is two (2) years after such share of Registrable Stock was issued to a Holder provided that the Company has filed all reports required to be filed by it pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended, and has taken such other action as any Holder may reasonably request, all to the extent required to enable Holders to sell Registrable Stock pursuant to Rule 144 adopted by the Securities and Exchange Commission ("SEC") (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the SEC.

            6.2 Piggyback Expenses. All expenses incident to the Company's performance of or compliance with this Section 6, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions relating to Registrable Stock) and other persons or entities retained by the Company in connection with any Piggyback Registration will be paid by the Company. Holders shall pay for fees and disbursements of counsel retained by Holders (or any of them) and, if the Piggyback Registration is an underwritten offering, shall pay all underwriting discounts and commissions relating to the sale of Registrable Stock.

            6.3 Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the securities that the Company proposes to sell and Registrable Stock prorata among the Company and the Holders on the basis of the number of shares which the Company proposes to register and the number of shares of Registrable Stock issued to Holders prior to the date of the Registration Notice; provided, however, that in no event will the Registrable Stock issued to the Holders prior to the date of the Registration Notice exceed forty percent (40%) of the securities being sought for underwritten primary registration if the Company is unable to register all of the securities for which the Company sought underwritten primary registration.

             6.4 Priority on Secondary Registration. If a Piggyback Registration
is an underwritten secondary registration on behalf of holders of the Company's securities and the managing underwriters advise the Company in writing that in their opinion the number of securities to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the Registrable Stock of the Holders acquired pursuant to this Letter Agreement prior to the date of the Registration Notice prorata among the Holders, (ii) second, the securities requested to be included therein by the other holders (other than the Holders) requesting such registration, and (iii) third, the other securities requested to be included in such registration, if any.

             6.5 Mandatory Registration. If Holders purchase all of the First Option Shares and all of the Second Option Shares, the Company hereby agrees, notwithstanding any provision herein to the contrary, to (i) file a registration statement relating to all such First Option Shares and Second Option Shares purchased no later than one hundred eighty (180) days after the date the last of said First Option Shares and said Second Option Shares are purchased by the Holders (the "Mandatory Registration") and (ii) register all additional Third Option Shares and Fourth Option Shares and shares purchased by the Holders by the exercise of Warrants, if any, purchased prior to the date of the filing of said Mandatory Registration.

             6.6 Selection of Underwriters. The Holders shall have no right to select or participate in the selection of any investment banker(s) or manager(s) to administer any offering.

       7 .    Holdback Agreements.

             7.1 In connection with any underwritten Piggyback Registration, Nelson agrees not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and the ninety (90) day period beginning on the effective date of any such underwritten Piggyback Registration in which any shares of Registrable Stock are included, unless the underwriters managing the registered public offering otherwise agree and such sale or distribution otherwise complies with Regulation ss.240.10b-6 of the Exchange Act; provided, however, that the Nelson may elect, at his option, to not have the underwriter sell the Registrable Stock Nelson has registered and to otherwise determine the method and timing of the sale of the securities so registered without regard to the holdback provisions hereof.

             7.2 It is expressly understood that the rights of Nelson hereunder are expressly subject to any agreements by and between Nelson and the Company concerning the transfer or sale of any Option Shares and shares purchased by the exercise of Warrants, if any, (including Sections 10 and 11 below), or any interest therein, whether contained herein, in the Company's Articles of Incorporation on file prior hereto or other constituent documents on file and specifically disclosed to Nelson by the Company prior to the Effective Date hereof, or otherwise on file and specifically disclosed to Nelson by the Company prior to the Effective Date hereof.

       8. Registration Procedures. Whenever Registrable Stock will be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Stock in accordance with the intended method of disposition thereof, and pursuant thereto, the Company will as expeditiously as possible:

             8.1 Prepare and file with the SEC a registration statement filed pursuant to the Securities Act on Form S-1, S-2, S-3, SB-1 or SB-2 or any similar registration statement pursuant to which Registrable Stock may be registered (a "Registration Statement") with respect to such Registrable Stock and use its best efforts to cause such Registration Statement to become effective (provided that, no less than ten (10) days before filing a Registration Statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel of Nelson copies of all such documents proposed to be filed);

             8.2 Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than two (2) years and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

             8.3 Furnish Nelson, such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as he may reasonably request in order to facilitate the disposition of the Registrable Stock owned by Nelson.

             8.4 Use its best efforts to register or qualify such Registrable Stock under such other securities or blue sky laws of such jurisdictions as Nelson reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable Nelson to consummate the disposition in such jurisdictions of Registrable Stock owned by Nelson (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

             8.5 Notify Nelson, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration
Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of Nelson, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of Registrable Stock such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

             8.6 Cause all such Registrable Stock to be listed on each securities exchange on which similar securities issued by the Company are then listed, if any; and

             8.7 Provide a transfer agent and registrar for all such Registrable Stock not later than the effective date of such Registration Statement;

             8.8 Make available for inspection during normal business hours by Nelson, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such Nelson or underwriter, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by Nelson, underwriter, attorney, accountant or agent in connection with such Registration Statement.

       9.    Indemnification,

             9.1 The Company agrees to indemnify, to the extent permitted by law, Nelson against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein, except insofar as the same are caused by or contained in any information furnished to the Company by Nelson expressly for his use therein or which Nelson failed to provide after being so requested or by Nelson's failure to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished such Nelson with a sufficient number of copies of the same or which is otherwise attributable of the negligence or willful misconduct of any Nelson.

             9.2 In connection with any Registration Statement in which any Nelson is participating, Nelson will furnish to the Company in writing, within fifteen (15) days after written request therefor, such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers, each person or entity who controls the Company (within the meaning of the Securities Act), against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained or required to be contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained or required to be contained in any information or affidavit so furnished or required to be so furnished in writing by Nelson.

             9.3 Any person or entity entitled to indemnification hereunder will
(i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification, and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim, with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without the indemnifying party's consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

             9.4 The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and will survive the transfer of securities. The Company and Nelson also agree to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's or Nelson's indemnification, as the case may be, is unavailable for any reason.

       10.   Purchased  Option  Shares  Possibly  Subject  to  180  Day  Lock-Up
Restrictions. Nelson, shall, if requested by an underwriter of a primary offering of the Company's securities, agree that he will not sell or otherwise transfer or dispose of his shares of the Company's common stock during the period beginning seven days prior to and ending 180 days following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended.

       11. Investor Suitability. Nelson hereby represents that he (i) has reviewed the Company's financial information to his full satisfaction, including all portions deemed relevant by Nelson of the Company's public filings with the SEC, (ii) has had access to all information necessary for him to make an informed decision with respect to this Letter Agreement, (iii) was not solicited by the Company or any representative of the Company in connection with this Agreement, and (iv) is capable of bearing the risks of loss of any investment in the Company as provided this Agreement.

       12. Effective Date. The Effective Date of this Agreement shall be ___________, 1997.

       13. Term. This Agreement shall remain in effect from and after the Effective Date until the expiration of any remaining unexercised stock purchase rights conferred hereunder.

       14. Entire Agreement: Definitive Agreement. This Agreement and exhibits constitutes the whole and entire agreement among the Company and Nelson with respect to the matters set forth herein and this Agreement shall not be modified or amended in any respect except by a written instrument executed by the Company and Nelson.

       15. Benefit. This Agreement is binding upon and inures to the benefit of the Company and Nelson and their respective heirs, personal representatives, successors and assigns; provided, however, the options granted hereunder shall not be transferable by Nelson to any person or entity without the consent of the Company in its sole discretion.

       16. Severability. If any provision or term of this Agreement shall be held or determined to be unenforceable, the balance of this Agreement shall nevertheless continue in full force and effect, unaffected by such holding or determination. In addition, in any such event, the parties agree that it is their intention and agreement that any such provision or term which is held or deter-mined to be unenforceable as written, shall nonetheless be enforced and binding to the fullest extent permitted by law as though such provision or term had been written in such a manner to such an extent as to be enforceable under the circumstances.

       17. Law Governing. This Agreement shall be governed and interpreted under the laws of the State of Utah.

      18. Further Assurances. Each party agrees that he or it will, whenever and as often as he or it shall be required by any other party, execute, acknowledge and deliver such further instruments and documents as may be necessary in order to complete the agreements herein provided and to do any and all other acts and to acknowledge, execute and deliver any and all other documents which may be requested in order to reasonably carry out the intent and purposes of this Agreement.

      19. Construction of Agreement. The parties hereto agree that this Agreement shall not be construed against any party hereto by reason of the party or parties responsible for its preparation. The parties mutually agree that each has had full access to the advice of legal counsel and that this Agreement represents the culmination of negotiations between the Company and Nelson and their representatives. Any previous correspondence amongst the parties hereto and all such negotiations are superseded hereby in all respects are of no further force and effect.

      20. Notices. All notices hereunder shall be given in writing and shall be sent by overnight courier, sent by facsimile transmission (with the original forwarded in accordance with this Section) or sent by certified mail, postage prepaid and return receipt requested. Notice shall be considered received by the addressee two (2) days after deposit in the United States Mail (by certified mail, postage prepaid and return receipt requested), or by facsimile transmission, or by overnight courier. The parties hereto may change the address at which they wish to receive notices by providing notice of the new address to the other parties hereto. Unless either party receives notice of a change of address in the manner provided in this Section, notices shall be addressed to the last known address of the party to whom notice is sent.

      IN WITNESS WHEREOF, the parties have executed this Agreement, the date and year indicated under their signature below.

INTERWEST HOME MEDICAL, INC.                     Nelson

By:__________________________                    ___________________________
Its: President                                   Jerald L. Nelson

Date:________________________                    Date:_______________________